Exhibit 99.1

EVERCORE PARTNERS

Evercore Partners to Acquire Lexicon Partners,

a Leading European Independent Investment Banking Advisory Firm

LONDON and NEW YORK, June 8, 2011 – Evercore Partners Inc. (NYSE: EVR) today announced that it has entered into an agreement to acquire Lexicon Partners, a leading independent UK-based investment banking advisory firm. Under the terms of the purchase agreement, Evercore will pay approximately £86 million in cash and Evercore shares. The transaction is expected to close in the third quarter of 2011, upon receipt of required regulatory approvals.

Established in 2000, Lexicon Partners provides strategic investment banking advisory services to large and midsize corporations, principally in the financial services, utilities and infrastructure, and energy sectors. The firm has advised on approximately 250 completed transactions with a combined value in excess of £100 billion. Lexicon currently has 100 partners and employees operating from offices in London, Hong Kong, New York and Aberdeen. Evercore and Lexicon plan to merge their operations upon closing. Andrew Sibbald, the Senior Partner of Lexicon, will serve as CEO of Evercore’s European Advisory business and Bernard Taylor, currently Evercore’s Chairman and CEO in Europe, will continue as the Chairman of the European business.

The acquisition and merger of the Evercore and Lexicon investment banking businesses will provide:

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Critical Mass in Europe – On a combined basis, Evercore’s European investment banking business will have approximately 75 bankers, including 13 senior managing directors, expanding significantly the size of our European team;

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A Platform for Future European Growth – The combined business will provide a broader platform from which to expand Evercore’s capabilities in Continental Europe where it already has had considerable success;

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Expanded Global Industry Coverage – The addition of Lexicon’s financial institutions, utilities and infrastructure and energy expertise will strengthen Evercore’s global coverage in these sectors, enhancing the breadth and depth of its sector expertise in Europe; and

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Enhanced Value for Shareholders – The merger is expected to be immediately accretive to earnings per share and Evercore believes the combination will provide a strong base to create value for Evercore shareholders via the continuing buildout of its European operations.

Ralph Schlosstein, Evercore’s President and Chief Executive Officer, said, “Since I joined Evercore two years ago, adding to our capabilities in Europe has been a very high strategic priority. This transaction materially expands our ability to serve our global clients, significantly strengthens our presence in Europe and expands our industry capabilities in three key sectors. Lexicon has built a team of exceptional professionals led by seasoned partners and senior advisors. We welcome the entire Lexicon team to the Evercore partnership.” Mr. Schlosstein added, “Consistent with our commitment to financial discipline, the transaction is expected to be immediately accretive to earnings.”

“We are greatly looking forward to joining the Evercore team,” said Andrew Sibbald, Lexicon’s Senior Partner. “Like us, Evercore has built its reputation on providing clients with high quality, specialist and independent advice. This combination will provide significant benefits to our clients through access to greater resources, wider geographic coverage and broader industry expertise. We see this as a very exciting strategic leap forward.”

“Evercore and Lexicon share core values of excellence and integrity, and there are significant cultural similarities between our two firms,” said Bernard Taylor, Evercore’s European Chairman. “This combination significantly expands and enhances our capabilities in the region and we look forward to working closely with our new colleagues and continuing to build the European franchise.”

Additional information regarding the transaction is available on the Investor Relations section of Evercore’s Web site at www.evercore.com.

About Evercore Partners

Evercore Partners is a leading independent investment banking advisory firm. Evercore’s Investment Banking business advises its clients on mergers, acquisitions, divestitures, restructurings, financings, public offerings, private placements and other strategic transactions and also provides institutional investors with high quality research, sales and trading execution that is free of the conflicts created by proprietary activities. Evercore’s investment management business comprises wealth management, institutional asset management and private equity investing. Evercore serves a diverse set of clients around the world from its offices in New York, Boston, Houston, Los Angeles, San Francisco, Washington D.C., London, Mexico City and Monterrey, Mexico, Hong Kong and Rio de Janeiro and São Paulo, Brazil. More information about Evercore can be found on the Company’s website at www.evercore.com.

Evercore Investor Contact:	Robert B. Walsh Chief Financial Officer, Evercore Partners +1 212-857-3100

Evercore Media Contact:	Conor McClafferty and James Fearnley (UK) Finsbury +44 20 7251 3801

Kenny Juarez (US) The Abernathy MacGregor Group +1 212-371-5999

Evercore Contact:	Ralph Schlosstein Chief Executive Officer

Bernard Taylor Chairman, Europe

About Lexicon Partners

Lexicon Partners is an independent corporate finance advisory firm based in London, New York, Hong Kong and Aberdeen. The business is wholly owned by its partners. Lexicon provides independent, objective and discreet corporate finance advice covering public and private mergers and acquisitions, equity and debt capital raising and other advisory services, focusing on the financial services, utilities, infrastructure and energy sectors. More information about Lexicon can be found on the Company’s website at www.lexiconpartners.com.

Lexicon Contact:	Andrew Sibbald Senior Partner, Lexicon Partners

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect our current views with respect to, among other things, our operations and financial performance. In some cases, you can identify these forward-looking statements by the use of words such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words. All statements other than statements of historical fact included in this release are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, and may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include, but are not limited to, those described under “Risk Factors” discussed in our Annual Report on Form 10-K for the year ended December 31, 2010 and subsequent Quarterly Reports on Form 10-Q. The acquisition of Lexicon Partners is subject to various closing conditions, including the obtaining of regulatory consents, that may not be satisfied, and the anticipated impact on our earnings from the acquisition is dependent upon Lexicon Partners achieving certain projected levels of growth. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this discussion. In addition, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

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